UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2018

WEINGARTEN REALTY INVESTORS
(Exact name of registrant as specified in its charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 866-6000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 24, 2018, the shareholders of Weingarten Realty Investors (the "Company"), upon the recommendation of the Board of Trust Managers, approved the First Amendment (the "First Amendment") to the Amended and Restated 2010 Long-Term Incentive Plan of Weingarten Realty Investors (the "Plan") to increase the number of common shares of beneficial interest of the Company (“common shares”) reserved for issuance from 3,000,000 common shares to 4,000,000 common shares and extend the duration of the Plan through April 24, 2028.
Attached hereto as Exhibit 99.1 is the First Amendment. A brief description of the First Amendment and the Plan are included as part of the Company's Proxy Statement for the 2018 Annual Meeting of Stockholders ("Proxy Statement"), which was filed with the Securities and Exchange Commission on March 13, 2018. The descriptions of the First Amendment and the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the First Amendment and the Plan.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 24, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 128,692,783 common shares were entitled to vote as of February 23, 2018, the record date for the Annual Meeting. There were 120,920,101 common shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders of the Company at the Annual Meeting, and the final voting results of each proposal.
(1)    The shareholders elected each of the nine nominees to the Board of Trust Managers to serve until their successors have been elected and qualified, as follows:

TRUST MANAGER	FOR	AGAINST	ABSTAIN
Andrew M. Alexander	103,024,042	903,620	153,591
Stanford Alexander	102,464,781	1,454,346	162,126
Shelaghmichael Brown	95,589,162	7,812,460	679,631
James W. Crownover	96,684,444	7,244,713	152,096
Stephen A. Lasher	97,218,140	6,696,464	166,649
Thomas L. Ryan	92,922,711	10,990,591	167,951
Douglas W. Schnitzer	97,208,881	6,707,906	164,466
C. Park Shaper	102,611,280	1,302,820	167,153
Marc J. Shapiro	96,670,693	7,248,870	161,690
There were 16,838,848 broker non-votes with respect to the election of the Board of Trust Managers.

(2)    The shareholders approved the adoption of the First Amendment to the Weingarten Realty Investors Amended and Restated 2010 Long-Term Incentive Plan, as follows:

FOR	101,537,404
AGAINST	2,249,006
ABSTAIN	294,843
BROKER NON-VOTES	16,838,848
(3)    The shareholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, as follows:

FOR	118,661,364
AGAINST	1,993,918
ABSTAIN	264,819
(4)    The shareholders approved, by non-binding vote, the compensation awarded to the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2018 Proxy Statement, as follows:

FOR	97,022,376
AGAINST	6,723,202
ABSTAIN	335,675
BROKER NON-VOTES	16,838,848
Item 9.01.    Financial Statements and Exhibits.
(d)    The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 25, 2018

WEINGARTEN REALTY INVESTORS

By:	/s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/ Chief Accounting Officer

EXHIBIT INDEX
Exhibit
Number    Title

99.1	First Amendment to the Amended and Restated 2010 Long-Term Incentive Plan of Weingarten Realty Investors

99.2
Amended and Restated 2010 Long-Term Incentive Plan of Weingarten Realty Investors (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated April 26, 2010 and incorporated herein by reference)

5